UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSRS for the period ended January 31, 2018, filed with the Securities and Exchange Commission on March 26, 2018 (Accession Number 0001193125-18-095674). The sole purpose of this amendment is to correct the fund market price and fund market total return presented in the Investment Commentary for the Legg Mason Small-Cap Quality Value ETF within Item 1, Report to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSRS filing.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2018

LEGG MASON

SMALL-CAP QUALITY VALUE ETF

SQLV

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Small-Cap Quality Value ETF for the six-month reporting period ended January 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

II	Legg Mason Small-Cap Quality Value ETF

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended January 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second and third quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2%, respectively. The U.S. Department of Commerce’s second reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.5%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, nonresidential fixed investment and federal government spending.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on January 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In January 2018, 21.5% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Legg Mason Small-Cap Quality Value ETF	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that ended on March 15, 2017, the Fed increased the federal funds rateiii 0.25% to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed raised the rate once during the reporting period. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market posted strong results during the reporting period. The market moved higher during all six months of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of improving economic growth, expectations for a rollback for certain government regulations and, in December 2017, the signing of the U.S. tax reform bill. All told, for the six months ended January 31, 2018, the S&P 500 Indexiv gained 15.43%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexv, generated the strongest returns, as they gained 15.19% over the reporting period. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvi, returned 12.23%, whereas small-cap stocks, as measured by the Russell 2000 Indexvii, generated the weakest relative results, gaining 11.23%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 18.79% and 11.07%, respectively, during the six months ended January 31, 2018.

Performance review

For the six months ended January 31, 2018, Legg Mason Small-Cap Quality Value ETF generated a 10.95% return on a net asset value (“NAV”)x basis and 10.90% based on its market pricexi per share.

The performance table shows the Fund’s total return for the six months ended January 31, 2018 based on its NAV and market price as of January 31, 2018. The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States, the Royce Small-Cap Quality Value Indexxii, which returned 11.44% for the same period. The Fund’s broad-based market index, the Russell 2000 Index returned 11.23% over the same time frame. The Lipper Small-Cap Value Funds Category Average1 returned 9.74% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 281 funds in the Fund’s Lipper category.

IV	Legg Mason Small-Cap Quality Value ETF

Performance Snapshot as of January 31, 2018 (unaudited)
6 months
Legg Mason Small-Cap Quality Value ETF:
$27.57 (NAV)	10.95%*†
$27.58 (Market Price)	10.90%*‡
Royce Small-Cap Quality Value Index	11.44%
Russell 2000 Index	11.23%
Lipper Small-Cap Value Funds Category Average[1]	9.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated July 11, 2017, the gross total annual fund operating expense ratio for the Fund was 0.60%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “SQLV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 281 funds in the Fund’s Lipper category.

Legg Mason Small-Cap Quality Value ETF	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. The Fund invests primarily in small-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. Diversification does not ensure gains or protect against market declines. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Legg Mason Small-Cap Quality Value ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

xi	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

xii

The Royce Small-Cap Quality Value Index is a proprietary index composed of small-cap stocks trading in the United States with relatively low valuations, high profitability and high debt coverage compared with the average of stocks in the investment universe.

Legg Mason Small-Cap Quality Value ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2018 and July 31,2017. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on August 1, 2017 and held for the six months ended January 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
10.95%	$1,000.00	$1,109.50	0.60%	$3.19	5.00%	$1,000.00	$1,022.18	0.60%	$3.06

[1]	For the six months ended January 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

2	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 15.7%
Auto Components — 0.9%
Cooper-Standard Holdings Inc.	123	$15,325	*
Shiloh Industries Inc.	1,196	8,910	*
Total Auto Components		24,235
Diversified Consumer Services — 2.7%
Adtalem Global Education Inc.	341	15,686	*
American Public Education Inc.	353	8,966	*
Cambium Learning Group Inc.	1,175	8,249	*
Capella Education Co.	135	10,739
K12 Inc.	728	12,631	*
Liberty Tax Inc.	764	7,869
Strayer Education Inc.	105	9,710
Total Diversified Consumer Services		73,850
Hotels, Restaurants & Leisure — 1.5%
Brinker International Inc.	433	15,735
Cheesecake Factory Inc.	313	15,397
Ruth’s Hospitality Group Inc.	440	10,428
Total Hotels, Restaurants & Leisure		41,560
Household Durables — 0.4%
Hamilton Beach Brands Holding Co., Class A Shares	467	12,007
Internet & Direct Marketing Retail — 0.4%
PetMed Express Inc.	216	9,763
Leisure Products — 0.9%
MCBC Holdings Inc.	504	12,181	*
Sturm Ruger & Co. Inc.	225	11,914
Total Leisure Products		24,095
Media — 2.1%
Gannett Co. Inc.	1,499	17,688
MSG Networks Inc., Class A Shares	1,165	27,960	*
tronc Inc.	658	13,423	*
Total Media		59,071
Multiline Retail — 0.7%
Big Lots Inc.	309	18,781
Specialty Retail — 4.1%
Buckle Inc.	748	14,997
Caleres Inc.	450	13,338
Cato Corp., Class A Shares	854	10,146

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Specialty Retail — continued
Children’s Place Inc.	101	$15,130
Francesca’s Holdings Corp.	1,313	7,655	*
Hibbett Sports Inc.	519	11,729	*
Sally Beauty Holdings Inc.	903	14,999	*
Sleep Number Corp.	294	11,066	*
Tilly’s Inc., Class A Shares	613	9,146
Winmark Corp.	36	4,824
Total Specialty Retail		113,030
Textiles, Apparel & Luxury Goods — 2.0%
Culp Inc.	279	8,872
Deckers Outdoor Corp.	178	15,256	*
Fossil Group Inc.	2,307	18,364	*
Lakeland Industries Inc.	416	5,866	*
Rocky Brands Inc.	451	7,757
Total Textiles, Apparel & Luxury Goods		56,115
Total Consumer Discretionary		432,507
Consumer Staples — 2.1%
Beverages — 0.4%
Boston Beer Co. Inc., Class A Shares	62	11,771	*
Food & Staples Retailing — 0.6%
United Natural Foods Inc.	366	17,421	*
Personal Products — 0.5%
USANA Health Sciences Inc.	161	12,019	*
Tobacco — 0.6%
Vector Group Ltd.	808	17,210
Total Consumer Staples		58,421
Energy — 6.8%
Energy Equipment & Services — 2.3%
Dril-Quip Inc.	300	15,495	*
Exterran Corp.	414	11,956	*
Natural Gas Services Group Inc.	313	8,623	*
RigNet Inc.	509	8,399	*
Rowan Cos. PLC, Class A Shares	1,331	19,592	*
Total Energy Equipment & Services		64,065
Oil, Gas & Consumable Fuels — 4.5%
Cloud Peak Energy Inc.	2,770	13,850	*
CVR Energy Inc.	600	21,474
Evolution Petroleum Corp.	1,116	8,538

See Notes to Financial Statements.

4	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Hallador Energy Co.	1,594	$11,126
NACCO Industries Inc., Class A Shares	265	11,143
NuStar GP Holdings LLC	990	17,573
Overseas Shipholding Group Inc., Class A Shares	5,382	11,356	*
Pacific Ethanol Inc.	2,466	10,357	*
Penn Virginia Corp.	212	8,955	*
REX American Resources Corp.	114	9,308	*
Total Oil, Gas & Consumable Fuels		123,680
Total Energy		187,745
Financials — 16.6%
Banks — 8.6%
Bank of Princeton	199	6,517	*
Byline Bancorp Inc.	390	8,724	*
Camden National Corp.	236	10,021
Central Valley Community Bancorp	388	7,523
City Holding Co.	174	11,971
Community Trust Bancorp Inc.	242	11,447
Customers Bancorp Inc.	362	11,095	*
Fidelity Southern Corp.	447	10,710
Financial Institutions Inc.	306	9,532
First Financial Corp.	227	10,510
First Internet Bancorp	187	7,003
Flushing Financial Corp.	413	11,630
Franklin Financial Network Inc.	246	7,934	*
Great Southern Bancorp Inc.	207	10,505
Great Western Bancorp Inc.	379	15,975
Hanmi Financial Corp.	374	11,781
Heartland Financial USA Inc.	248	13,181
Hilltop Holdings Inc.	588	15,400
Northeast Bancorp	246	5,498
Old National Bancorp	877	15,172
RBB Bancorp	304	8,172
Sun Bancorp Inc.	355	8,698
West Bancorp Inc.	347	8,883
Total Banks		237,882
Capital Markets — 2.3%
Cohen & Steers Inc.	318	12,965
Diamond Hill Investment Group Inc.	50	10,518

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Capital Markets — continued
GAMCO Investors Inc., Class A Shares	361	$10,642
Waddell & Reed Financial Inc., Class A Shares	850	19,550
Westwood Holdings Group Inc.	154	10,082
Total Capital Markets		63,757
Consumer Finance — 0.7%
World Acceptance Corp.	158	18,652	*
Insurance — 1.8%
Genworth Financial Inc., Class A Shares	8,454	25,869	*
Investors Title Co.	41	7,974
Universal Insurance Holdings Inc.	517	15,200
Total Insurance		49,043
Thrifts & Mortgage Finance — 3.2%
BofI Holding Inc.	440	15,827	*
Flagstar Bancorp Inc.	329	12,255	*
FS Bancorp Inc.	106	6,079
Nationstar Mortgage Holdings Inc.	741	13,145	*
NMI Holdings Inc., Class A Shares	542	9,946	*
Oritani Financial Corp.	783	13,076
Timberland Bancorp Inc.	244	6,808
United Financial Bancorp Inc.	668	11,196
Total Thrifts & Mortgage Finance		88,332
Total Financials		457,666
Health Care — 17.7%
Biotechnology — 5.9%
Akebia Therapeutics Inc.	347	5,129	*
AMAG Pharmaceuticals Inc.	859	12,327	*
BioSpecifics Technologies Corp.	138	5,909	*
Calithera Biosciences Inc.	656	5,248	*
Conatus Pharmaceuticals Inc.	920	5,115	*
CytomX Therapeutics Inc.	366	9,790	*
Eagle Pharmaceuticals Inc.	133	7,949	*
Emergent BioSolutions Inc.	232	11,319	*
Enanta Pharmaceuticals Inc.	188	15,971	*
Jounce Therapeutics Inc.	588	14,218	*
Ligand Pharmaceuticals Inc.	70	11,033	*
Mersana Therapeutics Inc.	342	4,874	*
Momenta Pharmaceuticals Inc.	608	10,336	*
Myriad Genetics Inc.	389	14,346	*

See Notes to Financial Statements.

6	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Biotechnology — continued
PDL BioPharma Inc.	5,015	$13,841	*
Pieris Pharmaceuticals Inc.	752	5,663	*
Repligen Corp.	251	8,878	*
Total Biotechnology		161,946
Health Care Equipment & Supplies — 7.7%
Abaxis Inc.	205	14,688
Analogic Corp.	126	10,446
AngioDynamics Inc.	587	10,220	*
Anika Therapeutics Inc.	154	10,275	*
Atrion Corp.	14	8,056
CONMED Corp.	242	13,983
CryoLife Inc.	405	7,634	*
Cutera Inc.	119	5,902	*
Exactech Inc.	154	7,715	*
Fonar Corp.	269	6,604	*
Haemonetics Corp.	208	13,447	*
Inogen Inc.	70	8,529	*
Lantheus Holdings Inc.	353	8,119	*
LeMaitre Vascular Inc.	220	7,656
Meridian Bioscience Inc.	783	12,254
Natus Medical Inc.	248	7,700	*
Neogen Corp.	164	9,681	*
OraSure Technologies Inc.	455	9,901	*
Quidel Corp.	193	8,836	*
Surmodics Inc.	224	6,563	*
Tactile Systems Technology Inc.	189	5,959	*
Utah Medical Products Inc.	88	7,929
Varex Imaging Corp.	271	11,509	*
Total Health Care Equipment & Supplies		213,606
Health Care Providers & Services — 2.0%
Aceto Corp.	1,017	11,197
National Research Corp., Class A Shares	277	10,429
Premier Inc., Class A Shares	495	16,063	*
Psychemedics Corp.	284	5,683
Tivity Health Inc.	277	10,734	*
Total Health Care Providers & Services		54,106

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Health Care Technology — 0.6%
Quality Systems Inc.	853	$11,089	*
Simulations Plus Inc.	377	6,089
Total Health Care Technology		17,178
Life Sciences Tools & Services — 0.3%
Luminex Corp.	474	9,570
Pharmaceuticals — 1.2%
Innoviva Inc.	847	12,358	*
Lannett Co. Inc.	396	8,058	*
Opiant Pharmaceuticals Inc.	78	1,611	*
Phibro Animal Health Corp., Class A Shares	328	11,168
Total Pharmaceuticals		33,195
Total Health Care		489,601
Industrials — 14.0%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings Inc.	366	10,065	*
Vectrus Inc.	316	9,606	*
Total Aerospace & Defense		19,671
Airlines — 0.5%
Hawaiian Holdings Inc.	370	13,820
Building Products — 1.3%
American Woodmark Corp.	87	11,819	*
Gibraltar Industries Inc.	380	14,098	*
Trex Co. Inc.	91	10,155	*
Total Building Products		36,072
Commercial Services & Supplies — 3.3%
ACCO Brands Corp.	1,087	12,881	*
ARC Document Solutions Inc.	3,561	8,618	*
Ennis Inc.	619	12,318
Heritage-Crystal Clean Inc.	422	9,178	*
Kimball International Inc., Class B Shares	547	10,158
LSC Communications Inc.	941	12,873
Pitney Bowes Inc.	1,747	24,650
Total Commercial Services & Supplies		90,676
Construction & Engineering — 1.5%
Argan Inc.	287	12,513
KBR Inc.	889	18,082
Primoris Services Corp.	459	11,934
Total Construction & Engineering		42,529

See Notes to Financial Statements.

8	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Electrical Equipment — 1.3%
Atkore International Group Inc.	591	$13,817	*
Powell Industries Inc.	364	11,863
TPI Composites Inc.	434	8,715	*
Total Electrical Equipment		34,395
Machinery — 2.7%
Gencor Industries Inc.	371	6,233	*
Global Brass & Copper Holdings Inc.	332	10,674
Graham Corp.	356	7,618
Greenbrier Cos. Inc.	306	15,346
Hardinge Inc.	466	8,789
Omega Flex Inc.	123	7,522
Wabash National Corp.	660	17,048
Total Machinery		73,230
Professional Services — 2.6%
Barrett Business Services Inc.	168	11,708
Exponent Inc.	152	11,271
Mistras Group Inc.	447	9,526	*
TriNet Group Inc.	314	13,775	*
TrueBlue Inc.	493	13,483	*
WageWorks Inc.	195	11,807	*
Total Professional Services		71,570
Transportation Infrastructure — 0.1%
Sino-Global Shipping America Ltd.	1,313	3,086	*
Total Industrials		385,049
Information Technology — 18.1%
Communications Equipment — 1.7%
Acacia Communications Inc.	254	9,375	*
InterDigital Inc.	194	15,142
Oclaro Inc.	1,339	7,954	*
Plantronics Inc.	254	14,983
Total Communications Equipment		47,454
Electronic Equipment, Instruments & Components — 5.9%
AVX Corp.	993	17,814
Benchmark Electronics Inc.	505	14,620	*
Daktronics Inc.	1,125	10,418
Data I/O Corp.	337	3,835	*
Mesa Laboratories Inc.	52	7,359
Methode Electronics Inc.	314	12,827

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Park Electrochemical Corp.	503	$9,205
Plexus Corp.	230	13,742	*
Sanmina Corp.	566	14,801	*
ScanSource Inc.	406	13,885	*
Systemax Inc.	403	12,513
TTM Technologies Inc.	927	15,286	*
Vishay Intertechnology Inc.	779	17,099
Total Electronic Equipment, Instruments & Components		163,404
Internet Software & Services — 2.7%
AutoWeb Inc.	798	6,592	*
Bandwidth Inc., Class A Shares	404	9,429	*
CommerceHub Inc., Series A Shares	297	6,005	*
DHI Group Inc.	4,145	7,461	*
Meet Group Inc.	3,358	9,268	*
Shutterstock Inc.	236	10,446	*
Trade Desk Inc., Class A Shares	151	7,321	*
XO Group Inc.	413	7,888	*
YuMe Inc.	2,408	8,813
Total Internet Software & Services		73,223
IT Services — 2.7%
Cass Information Systems Inc.	148	8,576
Convergys Corp.	682	15,870
CSG Systems International Inc.	286	12,919
ManTech International Corp., Class A Shares	301	15,673
Syntel Inc.	862	19,438	*
Total IT Services		72,476
Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries Inc.	168	11,950	*
Ambarella Inc.	188	9,475	*
Amtech Systems Inc.	618	6,198	*
Cabot Microelectronics Corp.	130	13,246
Cirrus Logic Inc.	287	14,227	*
inTEST Corp.	605	5,354	*
Rudolph Technologies Inc.	389	10,192	*
Synaptics Inc.	350	15,169	*
Total Semiconductors & Semiconductor Equipment		85,811

See Notes to Financial Statements.

10	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Software — 2.0%
Altair Engineering Inc., Class A Shares	289	$7,687	*
American Software Inc., Class A Shares	733	9,185
Progress Software Corp.	272	13,554
Qualys Inc.	162	10,125	*
Synchronoss Technologies Inc.	1,162	9,342	*
Zix Corp.	1,365	5,774	*
Total Software		55,667
Total Information Technology		498,035
Materials — 4.6%
Chemicals — 2.6%
Advanced Emissions Solutions Inc.	679	5,473
Chase Corp.	80	8,988
Core Molding Technologies Inc.	338	7,030
FutureFuel Corp.	875	11,725
Innophos Holdings Inc.	287	13,279
Rayonier Advanced Materials Inc.	635	12,014
Stepan Co.	173	13,567
Total Chemicals		72,076
Construction Materials — 0.3%
U.S. Lime & Minerals Inc.	101	7,752
Metals & Mining — 1.7%
Cleveland-Cliffs Inc.	2,292	15,700	*
SunCoke Energy Inc.	1,114	12,366	*
Worthington Industries Inc.	399	18,657
Total Metals & Mining		46,723
Total Materials		126,551
Real Estate — 1.5%
Real Estate Management & Development — 1.5%
Forestar Group Inc.	448	10,931	*
HFF Inc., Class A Shares	287	14,124
Marcus & Millichap Inc.	328	10,709	*
Maui Land & Pineapple Co. Inc.	353	4,854	*
Total Real Estate		40,618
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Spok Holdings Inc.	640	9,984

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Utilities — 1.6%
Electric Utilities — 0.7%
MGE Energy Inc.	219	$13,096
Spark Energy Inc., Class A Shares	706	6,990
Total Electric Utilities		20,086
Gas Utilities — 0.5%
Northwest Natural Gas Co.	220	12,617
Water Utilities — 0.4%
American States Water Co.	219	12,093
Total Utilities		44,796
Total Investments — 99.1% (Cost — $2,670,686)		2,730,973
Other Assets in Excess of Liabilities — 0.9%		26,147
Total Net Assets — 100.0%		$2,757,120

*	Non-income producing security.

See Notes to Financial Statements.

12	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2018

Assets:
Investments, at value (Cost — $2,670,686)	$2,730,973
Cash	25,320
Dividends receivable	2,243
Total Assets	2,758,536

Liabilities:
Investment management fee payable	1,416
Total Liabilities	1,416
Total Net Assets	$2,757,120

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	2,504,972
Undistributed net investment income	3,305
Accumulated net realized gain on investments	188,555
Net unrealized appreciation on investments	60,287
Total Net Assets	$2,757,120

Shares Outstanding	100,000

Net Asset Value	$27.57

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended January 31, 2018

Investment Income:
Dividends	$22,313
Interest	10
Total Investment Income	22,323

Expenses:
Investment management fee (Note 2)	8,018
Total Expenses	8,018
Net Investment Income	14,305

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	188,555
Change in Net Unrealized Appreciation (Depreciation) From Investments	78,342
Net Gain on Investments	266,897
Increase in Net Assets From Operations	$281,202

See Notes to Financial Statements.

14	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2018 (unaudited) and the Period Ended July 31, 2017	2018	2017†

Operations:
Net investment income (loss)	$14,305	$(378)
Net realized gain	188,555	13
Change in net unrealized appreciation (depreciation)	78,342	(18,055)
Increase (Decrease) in Net Assets From Operations	281,202	(18,420)

Distributions to Shareholders From (Note 1):
Net investment income	(11,000)	—
Decrease in Net Assets From Distributions to Shareholders	(11,000)	—

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (100,000 and 100,000 shares issued, respectively)	2,573,303	2,513,711
Cost of shares repurchased (100,000 and 0 shares repurchased, respectively)	(2,581,676)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(8,373)	2,513,711
Increase in Net Assets	261,829	2,495,291

Net Assets:
Beginning of period	2,495,291	—
End of period*	$2,757,120	$2,495,291
*Includes undistributed net investment income of:	$3,305	—

†	For the period July 12, 2017 (inception date) to July 31, 2017.

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	15

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2018[1,2]	2017[1,3]

Net asset value, beginning of period	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.14	(0.00) [4]
Net realized and unrealized gain (loss)	2.59	(0.19)
Total income (loss) from operations	2.73	(0.19)

Less distributions from:
Net investment income	(0.11)	—
Total distributions	(0.11)	—

Net asset value, end of period	$27.57	$24.95
Total return, at NAV[5]	10.95%	(0.76)%

Net assets, end of period (000s)	$2,757	$2,495

Ratios to average net assets:
Gross expenses[6]	0.60%	0.60%
Net expenses[6]	0.60	0.60
Net investment income (loss)[6]	1.07	(0.29)

Portfolio turnover rate[7]	33%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	For the period July 12, 2017 (inception date) to July 31, 2017.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

16	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Small-Cap Quality Value ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

18	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,730,973	—	—	$2,730,973

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Royce & Associates, LP (“Royce”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries, and Royce is a majority-owned subsidiary, of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Royce monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

20	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$923,041
Sales	860,305

During the six months ended January 31, 2018, in-kind transactions (see Note 5) were as follows:

Contributions	$2,516,500
Redemptions	2,582,477
Realized gain (loss)*	249,184

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At January 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,670,686	$168,467	$(108,180)	$60,287

4. Derivative instruments and hedging activities

During the six months ended January 31, 2018, the Fund did not invest in derivative instruments.

Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

5. Fund share transactions

At January 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

22	Legg Mason Small-Cap Quality Value ETF 2018 Semi-Annual Report

Legg Mason

Small-Cap Quality Value ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Royce & Associates, LP

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Small-Cap Quality Value ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Small-Cap Quality Value ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Small-Cap Quality Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The Royce Small-Cap Quality Value Index (the “Underlying Index”) is created and sponsored by Royce & Associates, LP (“Royce”), the subadviser to Legg Mason Small-Cap Quality Value ETF (the “Fund”). Royce is an affiliated person of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager and the Fund. The Underlying Index is the exclusive property of Royce. Legg Mason ETF Investment Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

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© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF436861 3/18 SR18-3293

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 30, 2018